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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                   -----------------------------------------


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  October 2, 1995
                                                         ---------------


                                  VERSAR, INC.

            (Exact Name of registrant as specified in its charter).


         Delaware                                           1-9309                   54-0852979
(State or other jurisdiction of incorporation)     (Commission File Number)          (IRS Employer Identification No.)


                6850 Versar Center, Springfield, Virginia  22151
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code  (703) 750-3000
                                                           --------------

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On October 2, 1995, the Registrant determined not to renew the engagement of Price Waterhouse LLP ("PW"), the Company's auditors, who were previously engaged as the principal accountant to audit the consolidated financial statements of the Registrant, and selected Arthur Andersen & Co. LLP as the registrant's principal accountant and replacement for PW. Following a review of the Registrant's accounting costs in recent years, the Board of Directors initiated a process to solicit bids from several auditors with respect to serving as the Registrant's auditors. Solicitations were distributed to seven firms, including PW, and six responses were received by the Registrant. The Audit Committee of the Registrant's Board of Directors recommended, after reviewing the responses, and the Board of Directors approved, the selection of AA as the Registrant's principal accountant and replacement for PW, effective October 2, 1995.

         PW's report on the Registrant's financial statements for each of the last two years did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. However, the report on the fiscal year 1994 financial statements filed with the Registrant's 10K/A, dated May 31, 1995 contained an explanatory paragraph relating to the restatement of the fiscal year 1994 financial statements to include the financial position and results of operations of Sarnia Corporation.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding the replacement of PW, there were no disagreements with PW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of PW, would have caused it to make a reference to the subject matter of the disagreement(s) in connection with its report.

         On May 31, 1995 the Registrant filed a Form 10-K/A for the purpose of restating its financial statements for the year ended June 30, 1994 and Forms 10-Q/A for the purpose of restating its financial statements for the quarters ended September 30, 1994 and December 31, 1994. The restatement was a result of a review, initiated by PW, of the accounting and financial treatment of the divestiture of the Company's real estate holdings to Sarnia Corporation and resulting spin-off of Sarnia to the stockholders of Registrant as of June 30, 1994. The financial information initially disclosed as part of the divestiture and spin-off had reflected and was consistent with PW's advice during the transaction. Although the Sarnia divestiture was completed on a legal and tax basis, and Sarnia now operates as a separate, independent business, PW, as a result of further review of the Registrant's accounting treatment of the divestiture, informed the Registrant that from an accounting standpoint the divestiture did not transfer the risks of ownership to Sarnia principally because of the Registrant's guarantee of Sarnia's $12.5 million of debt at June 30, 1994. PW and the Registrant's Audit Committee consulted about the issue. On May 19, 1995, PW withdrew its report on the Registrant's financial statements for the year ended June 30, 1994, pending the restatement of such financial statements to include Sarnia's results of operations and assets and liabilities. In connection with such restatement, PW issued a new auditor's report, which, in light of the resolution to PW's satisfaction of its discussions with the Registrant as to the accounting treatment of the Sarnia divestiture, was not qualified or modified as to uncertainty, audit scope or accounting principles. The Registrant has authorized PW to respond fully to any inquiries by AA concerning the restatement.
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         PW did not advise the Registrant during the Registrant's two most recent fiscal years or during the subsequent interim period preceding the Registrant's decision not to extend PW's engagement:

         (a) that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

         (b) that information had come to its attention that had led it to no longer be able to rely on management's representations, or that had made it unwilling to be associated with the financial statements prepared by management;

         (c) of the need to expand significantly the scope of its audit, or that information had come to its attention during the two most recent fiscal years or any subsequent interim period that if further investigated might (i) materially have impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report or (ii) have caused it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements; or

         (d) That information had come to its attention that it had concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report.

         As stated above, the Registrant has engaged AA, independent accountant, as the principal accountant to audit the consolidated financial statements of the Registrant for fiscal year 1996.

         In connection with evaluating the position taken by PW in early 1995 regarding the appropriate accounting treatment of the divestiture of the Registrant's real estate holdings to, and the spin-off of, Sarnia, the Registrant consulted with representatives of AA as to its analysis of the accounting treatment of the Sarnia transaction. The Registrant was orally informed by AA that it agreed with PW's analysis in all material respects and no written report was ever furnished by AA to the Registrant in regard to this consultation.

         Except as set forth above, during the two most recent fiscal years and during the interim period prior to engaging AA, neither the Registrant nor anyone on its behalf consulted AA regarding either: (a) items which were or should have been subject to SAS 50; or (b) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant that AA concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (c) any matter that was the subject of either a disagreement or any other event described above.
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         A letter from PW addressed to the Securities and Exchange Commission has been requested. The letter from PW was unavailable as of the time of the filing of this Form 8-K and will be filed with the Securities and Exchange Commission within ten business days after the date hereof.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                         Versar, Inc.
                                         ------------
                                         (Registrant)



Date:  October 9, 1995                   /S/ James Charles Dobbs
                                         -----------------------
                                         James Charles Dobbs
                                         Vice President and General Counsel